EXHIBIT 10.1

                         REGISTRATION RIGHTS AGREEMENT


THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated the ____ day of August 1997, between ____________________________ (the "Holder"
or "Holders") issued pursuant to the Series 97-D Preferred Stock Purchase Agreement (the "Stock Purchase Agreement") of even date herewith, and SGI INTERNATIONAL, a Utah corporation having its principal place of business at 1200 Prospect Street, Suite 325, La Jolla, CA 92037 (the "Company").

WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holders are purchasing from the Company, pursuant to the Stock Purchase Agreement, the Series 97-D Preferred Stock (the "Preferred Stock") and three
(3) Warrants ("the Warrants"). The Common Stock of the Company into which such Preferred Stock is convertible, and the Common Stock of the Company underlying the Warrants are collectively referred to as the "Stock" or "Securities" of SGI International.

WHEREAS, the Company desires to grant to the Holders the registration rights set forth herein with respect to the Securities.

NOW, THEREFORE, the parties hereto mutually agree as follows:

Section 1. Registrable Securities. As used herein the term
"Registrable Security" means each of the Securities; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "Act") and disposed of pursuant thereto, (ii) registration under the Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144, or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security". In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this
Section 1.

Section 2(a). Restrictions on Transfer. The Holder acknowledges and understands that prior to the registration of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holder understands that no disposition or transfer of the Securities may be made by Holder in the absence of (i) an opinion of counsel reasonably satisfactory to the Company that such transfer may be made or (ii) a registration statement under the Act ("Registration Statement") is then in effect with respect thereto. Each Holder will cause any proposed purchaser, assignee, transferee or pledgee of the Securities held by a Holder to agree to take and hold such securities subject to the provisions of this Agreement.

Section 2(b). Restrictive Legend. Each certificate representing: (i) the Securities including the Common Stock of the Company issued or issuable upon conversion of the Preferred Stock and the Common Stock issued or issuable upon exercise of the Warrants; (ii) any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2(c) below) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer established in this Section 2.

Section 2(c) Notice of Proposed Transfers. The Holder of each certificate representing Registrable Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Agreement. Prior to any proposed sale, assignment, transfer or pledge of any Registrable Securities other than: (i) transfers not involving a change in beneficial ownership; or
(ii) transactions involving the distribution without consideration of Registrable Securities by any of the Holders to any of their partners, or retired partners, or to the estate of any of their partners or retired partners, unless there is in effect a Registration Statement under the Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such Holder's expense by either: (i) an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company and addressed to the Company, to the effect that the proposed transfer of the Registrable Securities may be effected without registration under the Act; or
(ii) a "no action" letter from the Securities and Exchange Commission ("SEC") to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto, whereupon the Holder of such Registrable Securities shall be entitled to transfer such Registrable Securities in accordance with the terms of the notice delivered by the Holder to the Company. Each certificate evidencing the Registrable Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 2(b) above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such Holder and the Company such legend is not required in order to establish compliance with any provision of the Act.

Section 3. Registration Rights.

(a) Within a reasonable time period after the date hereof the Company will prepare and file with the SEC a Registration Statement, on one occasion, at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of all Holders of Registrable Securities, and to use its best efforts to cause such Registration Statement to be declared effective by the SEC. The Company shall register a number of shares of Common Stock equal to: 1) the actual number of shares of Common Stock underlying the Warrants, plus 2) a number of shares of Common Stock underlying the Preferred Stock (the "Conversion Shares") multiplied by 2.3 (the "Registered Shares"). This original calculation of Conversion Shares will be performed assuming conversion of the Preferred Stock in accordance with the Certificate of Designation and assuming a conversion date two days prior to the filing of the Registration Statement.

Upon receipt of written notice of demand by all Holders then owning Preferred Stock, the Company agrees to file one amendment to the effective Registration Statement (the "Amendment") to increase the amount of Registered Shares (this increase shall be defined as the "Additional Shares"). The Company shall comply with such demand unless:

1) such demand is received 300 days after Closing, or

2) such demand is received from Holder(s) collectively owning less than fifty
(50) shares of Preferred Stock, or

3) the amount of Remaining Registered Shares (defined as the Registered Shares not issued to Holders as of the demand date) is greater than 90% of the amount of Remaining Conversion Shares (defined as the number of shares of Common Stock underlying the outstanding Preferred Stock assuming conversion on the demand date, in accordance with the Certificate of Designation).

The Additional Shares to be included in the Amendment will be determined on the demand date by multiplying the Remaining Conversion Shares by 2.3, less the Remaining Registered Shares. The Company shall not be obligated to take any action to effect any such registration qualification or compliance pursuant to this Section 3(a), in any particular jurisdiction, in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance other than New York, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

(b) The Company will promptly give written notice of the proposed registration or qualification to all other Holders. The Company will use its best efforts to maintain any Registration Statement or post-effective amendment filed under this Section 3 hereof current under the Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement, (ii) the date the Holders thereof receive an opinion of counsel that the Registrable Securities may be sold under the provisions of Rule 144, or (iii) the second anniversary of the effective date of the Registration Statement.

(c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of any Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. The Holder shall bear the cost of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Company shall use its best efforts to qualify any of the Securities for sale in New York and such states as such Holder reasonably designates and do any and all other acts and things, which may be necessary or desirable to enable the Holder to consummate the public sale or other disposition of the Registrable Securities, all at no expense to the Holder, except as set forth herein, and shall furnish indemnification in the manner provided in Section 9 hereof. The Company at its expense will supply the Holder with copies of such Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holder.

(d) The Company shall not be required by this Section 3 to include a Holder's Registrable Securities in any Registration Statement, which is to be filed if, in the opinion of counsel for both the Holder and the Company
(or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company), the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Act.

(e) In the event the Registration Statement to be filed by the Company pursuant to Section 3(a) above is not declared effective by the SEC within one hundred fifty (150) days of the Closing Date, then the Company will pay Holder by wire transfer, as liquidated damages for such failure and not as a penalty, one and one-half percent (1.5%) of the principal amount of the Securities for every thirty day period beginning 150 days from the Closing Date, until the earlier to occur of: (i) the effective date of the Registration Statement, or (ii) one year from the Closing Date. Such one and one-half percent (-1.5%) penalty shall be prorated for periods of time which are less than 30 days beginning 150 days after the Closing Date. If the Company does not remit the damages to the Holder within three (3) business days of each thirty
(30) day period as set forth above, the Company will pay the Holder reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. Such payment shall be made to the Holder immediately if the registration of the Securities are not effected; provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Securities pursuant to this Section. The registration of the Securities pursuant to this provision shall not affect or limit Holder's other rights or remedies as set forth in this Agreement.

(f) No provision contained herein shall preclude the Company from selling or registering securities pursuant to any registration statement in which it is required to include Registrable Securities pursuant to this Section 3.

Section 4. Cooperation with Company. Holders will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

Section 5. Registration Procedures. If and whenever the
Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

(a) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith and use its best efforts as may be necessary to keep such Registration Statement effective for at least one hundred eighty (180) days or until the distribution described in the Registration Statement has been completed if longer, and to comply with the provisions of the Act with respect to the sale or other disposition of all Securities covered by such Registration Statement when the Holder or Holders of such Securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a Registration Statement pursuant to Rule 415 of the Commission);

(b) furnish to each Holder such reasonable numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Securities owned by such Holder;

(c) use its best efforts to register and qualify the Securities covered by such Registration Statement under such other securities or blue sky laws of New York and such jurisdictions as the Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition of the Registerable Securities in such jurisdictions , all at no expense to the Holder except as set forth in Section 3(c), provided, that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

(d) use its best efforts to list such Securities on the OTC Bulletin
Board or any securities exchange on which any securities of the Company are then listed, if the listing of such securities is then permitted under the rules of such exchange or OTC Bulletin Board;

(e) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

(f) notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto covered by such Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

Section 6. Information by Holder. Each Holder of Registrable
Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 6.

Section 7. Assignment. The rights granted the Holders under this Agreement shall not be assigned without the written consent of the Company, which consent shall not be unreasonably withheld. In the event of a transfer of the rights granted under this Agreement, the Holders agree that the Company may require that the transferee comply with reasonable conditions as determined in the discretion of the Company, including without limitation that the assignee or transferee is reasonably acceptable to the Company, that written notice of such assignment is promptly given to the Company, that such assignee agrees to be bound by the provisions of this Agreement, and that such transfer or assignment is effected in accordance with applicable securities laws. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

Section 8. Termination of Registration Rights. The rights granted pursuant to this Agreement shall terminate as to each Holder (and permitted transferee under Section 7 above) upon the occurrence of any of the following:

(a) all such Holder's Securities subject to this Agreement have been registered, and the effectiveness of such Registration has been maintained for one (1) year from the Closing; or

(b) such Holder's Securities subject to this Agreement may be sold without such registration pursuant to Rule 144, Rule 144(A), or Reg S promulgated by the SEC pursuant to the Act; or

(c) such Holder's Securities subject to this Agreement can be sold pursuant to Rule 144(k).

Section 9. Indemnification.

(a) In the event of the filing of any Registration Statement with respect to Registrable Securities pursuant to Section 3 hereof, the Company agrees to indemnify and hold harmless the Holder and each person, if any, who controls the Holder within the meaning of the Act ("Distributing Holders") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Distributing Holders may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any such Registration Statement, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holders, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof); arise out of or are based upon any untrue statement of any material fact contained in a Registration Statement requested by such Distributing Holder, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or omission was made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Holders may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if
(i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

Section 10. Lockup Agreement. Each Holder of Registrable
Securities and each transferee pursuant to Section 7 hereof agrees, in connection with any registration of the Company's Securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriter, as the case may be, for such period of time (not to exceed 150 days) from the effective date of such registration as the Company or the underwriters may specify. The Holders of Registrable Securities agree that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this
Section 10.

Section 11. Notices. Any notice pursuant to this Agreement by the Company or by the Holder shall be in writing and shall be deemed to have been duly given if delivered by (i) hand, (ii) by facsimile and followed by mail delivery or (iii) if mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

(a) if to the Holder, to its, his or her address set forth on the signature page of this Agreement, with a copy to the person designated in the Agreement;

(b) if to the Company, at the address set forth herein, or to such other address as any such party may designate by notice to the other party.
Notices shall be deemed given at the time they are delivered personally or five
(5) days after they are mailed in the manner set forth above. If notice is delivered by facsimile, excepting a notice of conversion, to the Company and followed by mail, delivery shall be deemed given two (2) days after such facsimile is sent.

Section 12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 13. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 14. Governing Law, Venue. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of New York or the state courts of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any state in the U.S. having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

Section 15. Severability/Defined Terms. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceablity shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. Terms not otherwise defined herein shall be defined in accordance with the Stock Purchase Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, on the day and year first above written.

Attest:                                      SGI INTERNATIONAL


By:______________________                    By:__________________________
   Name:                                        Name:

Title:_____________________                  Title:________________________



                                             PURCHASER:



                                             ______________________________


                                             By:_________________________
                                                Name:

                                             Title:________________________